Description of Business and Summary of Significant Accounting Policies (Policies)	3 Months Ended	12 Months Ended
	May 03, 2014	Feb. 01, 2014
Accounting Policies [Abstract]
Description of Business

(A) Description of Business: Vince is a leading contemporary fashion brand known for modern, effortless style and everyday luxury essentials. We reach our customers through a variety of channels, specifically through premier wholesale department stores and specialty stores in the United States (“U.S.”) and select international markets, as well as through our branded retail locations and our website. We design our products in the U.S. and source the vast majority of our products from contract manufacturers outside the U.S., primarily in Asia and South America. Products are manufactured to meet our product specifications and labor standards.

(A) Description of Business: Vince is a leading contemporary fashion brand known for modern, effortless style and everyday luxury essentials. We reach our customers through a variety of channels, specifically through premier wholesale department stores and specialty stores in the United States (“U.S.”) and select international markets, as well as through our branded retail locations and our website. We design our products in the U.S. and source the vast majority of our products from contract manufacturers outside the U.S., primarily in Asia and South America. Products are manufactured to meet our product specifications and labor standards.

Basis of Presentation

(B) Basis of Presentation: The accompanying condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. Therefore, these financial statements should be read in conjunction with VHC’s audited financial statements for the fiscal year ended February 1, 2014, as set forth in the 2013 Annual Report on Form 10-K.

The condensed consolidated financial statements include our accounts and the accounts of our wholly-owned subsidiaries as of May 3, 2014. All intercompany accounts and transactions have been eliminated. The amounts and disclosures included in the notes to the condensed consolidated financial statements, unless otherwise indicated, are presented on a continuing operations basis. In the opinion of management, the financial statements contain all adjustments (consisting solely of normal recurring adjustments) and disclosures necessary to make the information presented therein not misleading. The results of operations for these periods are not necessarily comparable to, or indicative of, results of any other interim period or the fiscal year as a whole. As used in this report, unless the context requires otherwise, “our,” “us,” “we” and the “Company” refer to VHC and its consolidated subsidiaries.

Certain reclassifications have been made to the prior periods’ financial information in order to conform to the current period’s presentation.

(B) Basis of Presentation: The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

The consolidated financial statements include our accounts and the accounts of our wholly-owned subsidiaries. All intercompany accounts and transactions have been eliminated in consolidation. The amounts and disclosures included in the notes to the consolidated financial statements, unless otherwise indicated, are presented on a continuing operations basis. In the opinion of management, the financial statements contain all adjustments (consisting solely of normal recurring adjustments) and disclosures necessary to make the information presented therein not misleading. As used in this report, unless the context requires otherwise, “our,” “us” and “we” refer to VHC and its consolidated subsidiaries.

Fiscal Year

(C) Fiscal Year: VHC operates on a fiscal calendar widely used by the retail industry that results in a given fiscal year consisting of a 52 or 53-week period ending on the Saturday closest to January 31 of the following year.

•	References to “fiscal year 2013” or “fiscal 2013” refer to the fiscal year ended February 1, 2014;

•	References to “fiscal year 2012” or “fiscal 2012” refer to the fiscal year ended February 2, 2013;

•	References to “fiscal year 2011” or “fiscal 2011” refer to the fiscal year ended January 28, 2012.

Fiscal years 2013 and 2011 consisted of a 52-week period and fiscal year 2012 consisted of a 53-week period.

Use of Estimates

(D) Use of Estimates: The preparation of consolidated financial statements in conformity with GAAP requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements which affect revenues and expenses during the period reported. Estimates are adjusted when necessary to reflect actual experience. Significant estimates and assumptions may affect many items in the financial statements. Actual results could differ from estimates and assumptions in amounts that may be material to the consolidated financial statements.

Significant estimates inherent in the preparation of the consolidated financial statements include accounts receivable allowances, customer returns, the realizability of inventory, reserves for contingencies, useful lives and impairments of long-lived tangible and intangible assets, accounting for income taxes and related uncertain tax positions and valuation of share-based compensation, among others.

Cash and cash equivalents

(E) Cash and cash equivalents: All demand deposits and highly liquid short-term deposits with original maturities of three months or less maintained under cash management activities are considered cash equivalents. The effect of foreign currency exchange rate fluctuations on cash and cash equivalents was not significant for fiscal 2013, fiscal 2012, or fiscal 2011.

Accounts Receivable and Concentration of Credit Risk

(F) Accounts Receivable and Concentration of Credit Risk: We maintain an allowance for accounts receivable estimated to be uncollectible. The activity in this allowance for continuing operations is summarized as follows (in thousands).

	2013	2012	2011
Balance, beginning of year	$279	$450	$244
Provisions for bad debt expense	249	314	319
Bad debts written off	(175)	(485)	(113)

Balance, end of year	$353	$279	$450

The provision for bad debts is included in selling, general and administrative expense. Substantially all of our trade receivables are derived from sales to retailers and are recorded at the invoiced amount and do not bear interest. We perform ongoing credit evaluations of our wholesale partners’ financial condition and require collateral as deemed necessary. Account balances are charged off against the allowance when we believe the receivable will not be collected.

Accounts receivable are recorded net of allowances for expected future chargebacks and margin support from wholesale partners. It is the nature of the apparel and fashion industry that suppliers like us face significant pressure from customers in the retail industry to provide allowances to compensate for wholesale partner margin shortfalls. This pressure often takes the form of customers requiring us to provide price concessions on prior shipments as a prerequisite for obtaining future orders. Pressure for these concessions is largely determined by overall retail sales performance and, more specifically, the performance of our products at retail. To the extent our wholesale partners have more of our goods on hand at the end of the season, there will be greater pressure for us to grant markdown concessions on prior shipments. Our accounts receivable balances are reported net of expected allowances for these matters based on the historical level of concessions required and our estimates of the level of markdowns and allowances that will be required in the coming season in order to collect the receivables. We evaluate the allowance balances on a continual basis and adjust them as necessary to reflect changes in anticipated allowance activity. We also provide an allowance for sales returns based on historical return rates.

In fiscal 2013, sales to three wholesale partners each accounted for more than ten percent of our net sales from continuing operations. These sales represented 19.8%, 12.8% and 12.8% of fiscal 2013 net sales. In fiscal 2012, sales to three wholesale partners each accounted for more than ten percent of our net sales from continuing operations. These sales represented 21.4%, 15.5% and 14.3% of fiscal 2012 net sales. In fiscal 2011, sales to three wholesale partners each accounted for more than ten percent of our net sales from continuing operations. These sales represented 15.1%, 14.9% and 13.9% of fiscal 2011 net sales.

In fiscal 2013 accounts receivable from three wholesale partners accounted for more than ten percent of our gross accounts receivable in continuing operations. These receivables represented 25.7%, 24.8% and 13.4% of fiscal 2013 gross accounts receivable. In fiscal 2012, accounts receivable from three wholesale partners accounted for more than ten percent of our gross accounts receivable in continuing operations. These receivables represented 21.4%, 13.5% and 13.5% of fiscal 2012 gross accounts receivable.

Inventories

(G) Inventories: Inventories are stated at the lower of cost or market. Cost is determined on the first-in, first-out basis. The cost of inventory includes manufacturing or purchase cost as well as sourcing, transportation, duty and other processing costs associated with acquiring, importing and preparing inventory for sale. Inventory costs are included in cost of products sold at the time of their sale. Product development costs are expensed in selling, general and administrative expense when incurred. Inventory values are reduced to net realizable value when there are factors indicating that certain inventories will not be sold on terms sufficient to recover their cost.

Inventories of continuing operations consist of the following (in thousands).

	February 1, 2014	February 2, 2013
Finished goods	$32,946	$18,443
Work in process	98	229
Raw materials	912	215

Total inventories	$33,956	$18,887

Net of reserves of:	$3,929	$1,247

Property, Plant and Equipment

(H) Property, Plant and Equipment: Property, plant and equipment are stated at cost. Depreciation is computed on the straight-line method over estimated useful lives of 3 to 10 years for furniture, fixtures, and computer equipment. Leasehold improvements are amortized on the straight-line basis over the shorter of their estimated useful lives or the remaining lease term, excluding renewal terms. Capitalized software is amortized on the straight-line basis over the estimated economic useful life of the software, generally three to five years. Depreciation expense related to continuing operations was $2,186, $1,411 and $1,102 for fiscal 2013, 2012 and 2011, respectively.

Impairment of Long-lived Assets

(I) Impairment of Long-lived Assets: We review long-lived assets with a finite life for existence of facts and circumstances which indicate that the useful life is shorter than previously estimated or the carrying amount may not be recoverable from future operations based on undiscounted expected future cash flows. Impairment losses are then recognized in operating results to the extent discounted expected future cash flows are less than the carrying value of the asset. There were no impairment charges for continuing operations related to long-lived assets recorded in fiscal 2013, fiscal 2012 or fiscal 2011.

Goodwill and Other Intangible Assets

(J) Goodwill and Other Intangible Assets: Goodwill and other indefinite-lived intangible assets are tested for impairment at least annually and in an interim period if a triggering event occurs. We completed our annual impairment testing on our goodwill and indefinite-lived intangible assets during the fourth quarters of fiscal 2013, fiscal 2012 and fiscal 2011.

Goodwill represents the excess of the cost of acquired businesses over the fair market value of the identifiable net assets. Indefinite-lived intangible assets are primarily company-owned trademarks. As the acquisition by Kellwood Company of the net assets of Vince occurred prior to the current requirements of ASC Topic 805 Business Combinations, the additional purchase consideration paid to the former owners of Vince subsequent to the acquisition date was recorded as an addition to the purchase price, and therefore goodwill, once determined.

In September 2011, the Financial Accounting Standards Board (“FASB”) issued an amendment to the Intangibles-Goodwill and Other topic of Accounting Standards Codification (“ASC”). Under this amendment, an entity may elect to perform a qualitative impairment assessment for goodwill. If adverse qualitative trends are identified during the qualitative assessment that indicate that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a quantitative impairment test is required. “Step one” of this quantitative impairment test requires that the fair value of the reporting unit be estimated and compared to its carrying amount. If the carrying amount exceeds the estimated fair value of the asset, “step two” of the impairment test is performed to calculate the impairment loss. An impairment loss is recognized to the extent the carrying amount of the reporting unit exceeds the implied fair value.

An entity may pass on performing the qualitative assessment for a reporting unit and directly perform “step one” of the assessment. This determination can be made on an asset by asset basis, and an entity may resume performing a qualitative assessment in subsequent periods. This amendment is effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. We adopted this amendment during fiscal year 2012.

In fiscal 2013 and fiscal 2012, we performed a qualitative assessment on the goodwill and determined that it was not more likely than not that the carrying value of the reporting unit was greater than the fair value. In fiscal 2011, we performed “step one” of the impairment test for goodwill rather than electing early adoption of the guidance noted above due to the additional capitalized contingent purchase price. We estimated the fair value of the reporting unit based on an income approach, which uses discounted cash flow assumptions. The implied fair value of the reporting unit exceeded the book value. As such, we were not required to perform “step two” of the impairment test.

In July 2012, the FASB issued Accounting Standards Update No. 2012-02, Intangibles—Goodwill and Other (Topic 350): Testing Indefinite Lived Assets for Impairment (“ASU 2012-02”). Under this amendment, an entity may elect to perform a qualitative impairment assessment for indefinite-lived intangible assets similar to the goodwill impairment testing guidance discussed above.

An entity may pass on performing the qualitative assessment for an indefinite-lived intangible asset and directly perform “step one” of the assessment. This determination can be made on an asset by asset basis, and an entity may resume performing a qualitative assessment in subsequent periods. The amendment is effective for annual and interim impairment tests for indefinite-lived intangible assets performed for fiscal years beginning after September 15, 2012. We early adopted this amendment during fiscal 2012.

In fiscal 2013 and fiscal 2012, we elected to perform a qualitative assessment on indefinite-lived intangible assets and determined that it was not more likely than not that the carrying value of the assets exceeded the fair value. In fiscal 2011, we performed “step one” of the impairment test for indefinite-lived intangible assets. We estimated the fair value of the indefinite-lived assets primarily based on a relief from royalty model, which uses revenue projections, royalty rates and discount rates to estimate fair value. The implied fair value of the assets exceeded the book value, as such we were not required to perform “step two” of the impairment test.

Determining the fair value of goodwill and other intangible assets is judgmental in nature and requires the use of significant estimates and assumptions, including revenue growth rates and operating margins, discount rates and future market conditions, among others. It is possible that estimates of future operating results could change adversely and impact the evaluation of the recoverability of the carrying value of goodwill and intangible assets and that the effect of such changes could be material.

Definite-lived intangible assets are comprised of customer relationships and are being amortized on a straight-line basis over their useful lives of 20 years.

See Note 4 for more information on the details surrounding goodwill and intangible assets.

Deferred Financing Costs

(K) Deferred Financing Costs: Deferred financing costs, such as underwriting, financial advisory, professional fees, and other similar fees are capitalized and recognized in interest expense over the contractual life of the related debt instrument using the straight-line method, as this method results in recognition of interest expense that is materially consistent with that of the effective interest method.

Deferred Rent and Deferred Lease Incentives

(L) Deferred Rent and Deferred Lease Incentives: We lease various office spaces, showrooms and retail stores. Many of these operating leases contain predetermined fixed escalations of the minimum rentals during the original term of the lease. For these leases, we recognize the related rental expense on a straight-line basis over the life of the lease and record the difference between the amount charged to operations and amounts paid as deferred rent. Certain of our retail store leases contain provisions for contingent rent, typically a percentage of retail sales once a predetermined threshold has been met. These amounts are expensed as incurred. Additionally, we received lease incentives in certain leases. These allowances have been deferred and are amortized on a straight-line basis over the life of the lease as a reduction of rent expense.

Revenue Recognition

(M) Revenue Recognition: Sales are recognized when goods are shipped in accordance with customer orders for our wholesale business and e-commerce businesses, and at the time of sale to consumer for our retail business. The estimated amounts of sales discounts, returns and allowances are accounted for as reductions of sales when the associated sale occurs. These estimated amounts are adjusted periodically based on changes in facts and circumstances when the changes become known to us. Accrued discounts, returns and allowances are included as an offset to accounts receivable in the Consolidated Balance Sheets for our wholesale business. The activity in the accrued discounts, returns and allowances account for continuing operations is summarized as follows (in thousands).

	2013	2012	2011
Balance, beginning of year	$7,179	$4,347	$2,540
Provision	39,171	29,400	17,916
Utilization	(37,085)	(26,568)	(16,109)

Balance, end of year	$9,265	$7,179	$4,347

For our wholesale business, amounts billed to customers for shipping and handling costs are not significant. Our stated terms are FOB shipping point. There is no stated obligation to customers after shipment, other than specifically set forth allowances or discounts that are accrued at the time of sale. The rights of inspection or acceptance contained in certain sales agreements are limited to whether the goods received by our wholesale partners are in conformance with the order specifications.

Marketing and Advertising

(N) Marketing and Advertising: We provide cooperative advertising allowances to certain of our customers. These allowances are accounted for as reductions in sales as discussed in “Revenue Recognition” above. Production expense related to company-directed advertising is deferred until the first time at which the advertisement runs. Communication expense related to company-directed advertising is expensed as incurred. Marketing and advertising expense recorded in selling, general and administrative expenses for continuing operations was $4,858, $2,591, and $3,609 in fiscal 2013, 2012 and 2011, respectively. There were not significant amounts of deferred production expenses associated with company-directed advertising at February 1, 2014 or February 2, 2013.

Income Taxes

(O) Income Taxes: We account for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities at enacted rates. We determine the appropriateness of valuation allowances in accordance with the “more likely than not” recognition criteria. We recognize tax positions in the Consolidated Balance Sheets as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with tax authorities assuming full knowledge of the position and all relevant facts. Accrued interest and penalties related to unrecognized tax benefits are included in income taxes in the Consolidated Statements of Operations.

Earnings Per Share

(P) Earnings Per Share: Basic net income (loss) per share is calculated by dividing net income (loss) by the weighted average number of shares outstanding during the period. Diluted net income (loss) per share is calculated similarly, but includes potential dilution from the exercise of stock options for which future service is required as a condition to deliver the underlying stock.

New Accounting Standards

(Q) New Accounting Standards:

Proposed Amendments to Current Accounting Standards

The FASB is currently working on amendments to existing accounting standards governing a number of areas including, but not limited to, accounting for leases. In May 2013, the FASB issued a new exposure draft, “Leases” (the “Exposure Draft”), which would replace the existing guidance in ASC topic 840, “Leases”. Under the Exposure Draft, among other changes in practice, a lessee’s rights and obligations under most leases, including existing and new arrangements, would be recognized as assets and liabilities, respectively, on the balance sheet. Other significant provisions of the Exposure Draft include (i) defining the “lease term” to include the noncancellable period together with the periods for which there is a significant economic incentive for the lessee to extend or not terminate the lease; (ii) requiring that the initial lease liability to be recorded on the balance sheet contemplates only those variable lease payments that depend on an index or that are in substance “fixed”, and (iii) a dual approach for determining whether lease expense is recognized on a straight-line or accelerated basis, depending on whether the lessee is expected to consume more than an insignificant portion of the leased asset’s economic benefits. The comment period for the Exposure Draft ended on September 13, 2013. The FASB is considering the feedback received and plans to redeliberate all significant issues to determine next steps. If and when effective, this proposed standard will likely have a significant impact on the Company’s consolidated financial statements as we continue to expand our direct-to-consumer segment and open new stores. However, as the standard-setting process is still ongoing, the Company is unable at this time to determine the impact this proposed change in accounting would have on its consolidated financial statements.